Exhibit 99.1

PERFORMANCE UNIT AWARD AGREEMENT

You have been selected to receive a grant of Performance Stock Units (the “PSUs”) under the Microvast Holdings, Inc. 2021 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), as stated below:

Participant Name:	[●]
Grant Date:	[●]
Target Award Opportunity:	[●]
Performance Period:	[●] through [●]
Vesting Date:	[●]

THIS PERFORMANCE UNIT AWARD AGREEMENT (this “Agreement”) between Microvast Holdings, Inc., a Delaware corporation (the “Company”), and the Participant whose name appears above, is made effective as of the Grant Date set forth above and pursuant to the Plan. Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1. Grant of PSUs. The Company hereby evidences and confirms the grant to the Participant of the number of PSUs set forth above as the Target Award Opportunity. This Agreement is entered into pursuant to, and the terms of the PSUs are subject to, the terms and conditions of the Plan, which is incorporated by reference herein. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern.

2. Performance Criteria and Earning of PSUs. The performance criteria for the earning of the PSUs over the performance period set forth above (the “Performance Period”) are as set forth in Appendix A attached hereto. The Participant shall earn the number of PSUs (calculated as a percentage of the Target Award Opportunity) that corresponds to the level of achievement of the performance criteria as set forth in Appendix A, subject to certification of the performance criteria by the compensation committee of the Board following the Performance Period and the terms and conditions of the Plan and this Agreement.

3. Vesting PSUs; Effect of Termination of Employment.

(a) Vesting. Except as otherwise provided in this Section 3, the PSUs shall vest, if at all, on the vesting date set forth above (the “Vesting Date”), subject to the achievement and certification of the applicable performance criteria and Participant’s continued employment with the Company through the Vesting Date.

(b) Termination of Employment.

(i) Resignation or Termination for Cause. If the Participant’s employment with the Company is terminated for “Cause” (as defined in the Participant’s employment offer letter or agreement, as applicable, or in the absence of such provision, as defined herein) or due to the Participant’s voluntary resignation, all PSUs shall immediately be forfeited and canceled effective as of the effective date of the Participant’s Termination of Employment as a result of the Participant’s resignation or termination for Cause. For purposes of this Agreement, “Cause” shall mean the termination of the Participant’s employment because of:

(A)	the Participant’s indictment for any crime, whether such crime is a felony or misdemeanor, that materially impairs the Participant’s ability to function as Participant’s job description and responsibilities with the Company require and such crime involves the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property;

(B)	the Participant’s repeated willful neglect of the Participant’s duties; or

(C)	the Participant’s willful material misconduct in connection with the performance of the Participant’s duties (including a willful material breach of Company policies regarding legal compliance, ethics or workplace conduct) or other willful material breach of this Agreement; provided, however, that no act or omission on the Participant’s part shall be considered “willful” if it is done by the Participant in good faith and with a reasonable belief that Participant’s conduct was in the best interest of the Company and provided further that no event or condition described in clause (B) or (C) shall constitute Cause unless (Y) the Company gives the Participant written notice of termination of employment for Cause and the grounds for such termination within 180 days of the Company first becoming aware of the event giving rise to such Cause, and (Z) such grounds for termination are not corrected by the Participant within 30 days of the Participant’s receipt of such notice.

(ii) Termination without Cause. If the Participant’s employment is terminated by the Company without Cause prior to the Vesting Date, the PSUs shall (x) vest pro rata (but subject to satisfaction and certification of the applicable performance criteria) as of the Vesting Date, calculated by multiplying the number of PSUs by a fraction, the numerator of which is the number of full months from the Grant Date through the effective date of the Participant’s Termination of Employment by the Company without Cause and the denominator of which is the number of full months in the performance period set forth above (the “Performance Period”) and (y) be settled following the end of the Performance Period as provided in Section 4, subject to the achievement and certification of the performance criteria.

(iii) Death or Disability. If the Participant’s employment with the Company terminates due to death or Disability prior to the Vesting Date, (x) all PSUs shall vest pro rata as of the effective date of the Participant’s death or Termination of Employment due to Disability, calculated by multiplying the number of PSUs by a fraction, the numerator of which is the number of full months from the Grant Date through the effective date of the Participant’s death or Termination of Employment and the denominator of which is the number of full months in the Performance Period, (y) the performance criteria will be deemed achieved such that 100% of the Target Award Opportunity would be earned and (z) the PSUs shall be settled as provided in Section 4 as soon as practicable following the date of the Participant’s death or Termination of Employment due to Disability.

(iv) Retirement. If the Participant’s employment with the Company terminates due to Retirement (as defined below) prior to the Vesting Date, the PSUs shall (x) vest pro rata (but subject to satisfaction and certification of the applicable performance criteria) as of the Vesting Date, calculated by multiplying the number of PSUs by a fraction, the numerator of which is the number of full months from the Grant Date through the effective date of the Participant’s Retirement and the denominator of which is the number of full months in the Performance Period and (y) be settled as provided in Section 4, subject to achievement and certification of the performance criteria; provided, however, that, solely in the case of a voluntary Retirement by the Participant, if the Participant was not employed by the Company for at least twelve (12) months during the Performance Period prior to the Participant’s voluntary Retirement, all PSUs shall immediately be forfeited and cancelled effective as of the date of the Participant’s voluntary Retirement. For purposes of this Agreement, “Retirement” shall mean the Participant’s voluntary or involuntary Termination of Employment, other than by reason of death, Disability or the Participant’s termination of employment by the Company for Cause, occurring on or after the date on which the Participant reaches the age of sixty (60) and has completed fifteen (15) years of service with the Company.

(c) Change in Control. In the event the Participant’s employment with the Company is terminated by the Company or a successor thereto without Cause or by the Participant for “Good Reason” (as defined in the Participant’s offer letter or employment agreement, as applicable, or in the absence of such provision, as defined herein) in connection with or within 12 months following a Change in Control, 100% of the then outstanding PSUs shall vest as of the date of such termination of the Participant’s employment with the Company (and if the number of earned PSUs have yet to be determined, the PSUs shall be deemed earned at 100% of the Target Award Opportunity). Notwithstanding the foregoing, if in connection with a Change in Control the then outstanding PSUs will neither (x) remain outstanding following the Change in Control nor (y) be assumed or replaced by substantially equivalent and no less valuable awards, then 100% of the then outstanding PSUs shall vest as of immediately prior to the Change in Control (and if the number of earned PSUs have yet to be determined, the PSUs shall be deemed earned at 100% of the Target Award Opportunity). For purposes of this Agreement, “Good Reason” shall mean the termination of the Participant’s employment because of the occurrence of any of the following events: For purposes of this Agreement, “Good Reason” shall mean termination of employment by the Participant because of the occurrence of any of the following events: (i) a failure by the Company to pay compensation or benefits due and payable to the Participant in accordance with the terms of this Agreement; (ii) a material change in the duties or responsibilities performed by the Participant; (iii) a material change to the location(s) of the Participant’s principal places of employment by more than 30 miles, without the Participant’s consent; (iv) the Company’s material breach of this Agreement; provided, however, that no event or condition shall constitute Good Reason unless (y) the Participant gives the Company written notice of the Participant’s intention to terminate the Participant’s employment for Good Reason and the grounds for such termination within 180 days of the Participant first becoming aware of the event giving rise to such Good Reason and (z) such grounds for termination are not corrected by the Company within 30 days of its receipt of such notice.

(d) Committee Discretion. Notwithstanding anything contained in this Agreement to the contrary, subject to Article 3 of the Plan, the Committee, in its sole discretion, may accelerate the vesting with respect to any PSUs under this Agreement, at such times and upon such terms and conditions as the Committee shall determine.

4. Settlement of PSUs. Following certification of the performance criteria, the Company shall deliver to the Participant one Share (or the cash value thereof) in settlement of each outstanding PSU that has vested as provided in Section 3 on or as soon as is administratively practicable following the first to occur of (i) the Vesting Date or (ii) such accelerated date of vesting provided in accordance with Section 3, but in no event later than March 30 of the year following (i) or (ii) as applicable (the “Settlement Date”), in Shares by either, (x) issuing one or more certificates evidencing the Shares to the Participant or (y) registering the issuance of the Shares in the name of the Participant through a book entry credit in the records of the Company’s transfer agent. No fractional Shares shall be issued in settlement of PSUs. Fractional PSUs shall be settled through a cash payment based on the Fair Market Value of the Shares on the Settlement Date.

5. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the Shares acquired upon vesting of the PSUs unless such Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such Shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such Shares must also comply with other applicable laws and regulations governing the Shares and Participant may not sell the Shares if the Company determines that such sale would not be in material compliance with such laws and regulations.

6. Participant’s Rights with Respect to the PSUs.

(a) Restrictions on Transferability. The PSUs granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

(b) No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Shares corresponding to the PSUs granted hereby unless and until Shares are issued to the Participant in respect thereof.

(c) Dividends. The Participant shall be credited with Dividend Equivalents equal to the dividends the Participant would have received if the Participant had been the owner of a number of Shares equal to the number of PSUs credited to the Participant on such dividend payment date. Any Dividend Equivalent deriving from a cash dividend shall be converted into additional PSUs based on the Fair Market Value of Common Stock on the dividend payment date (or, if the dividend payment date is not a day during which Nasdaq is open for trading (“Nasdaq Trading Day”), then on the first Nasdaq Trading Day following the dividend payment date). Subject to Article 18 of the Plan, any Dividend Equivalent deriving from a dividend of Shares shall be converted into additional PSUs on a one-for-one basis. The Participant shall continue to be credited with Dividend Equivalents until the Settlement Date (or, if applicable, the forfeiture of the corresponding Award). The Dividend Equivalents so credited shall be subject to the same terms and conditions as the corresponding Award, and they shall vest, if at all, and be settled in the same manner and at the same time as the corresponding Award, as if they had been granted at the same time as such Award.

7. Adjustments. The number, class or other terms of any outstanding PSUs may be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Shares in such manner as the Committee determines in its sole discretion.

8. Tax Withholding. The Participant must satisfy any federal, state, local or foreign tax withholding requirements applicable with respect to the settlement of the PSUs subject to this Agreement. The Company may require or permit the Participant to satisfy such tax withholding obligations through the Company withholding of Shares (up to the maximum statutory tax rate in the relevant jurisdiction) that would otherwise be received by such individual upon the settlement of the PSUs subject to this Agreement. The obligations of the Company to deliver the Shares under this Agreement shall be conditioned upon the Participant’s payment of all applicable taxes and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

9. Miscellaneous.

(a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b) No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way any right to terminate the Participant’s employment with the Company.

(c) Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all Persons affected hereby.

(e) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(f) Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the PSUs evidenced hereby, the Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Board at any time; (ii) that the Award does not create any contractual or other right to receive future grants of Awards; (iii) that participation in the Plan is voluntary; and (iv) that the future value of the Shares is unknown and cannot be predicted with certainty.

(g) Participant Data Privacy. By entering into this Agreement and accepting the PSUs evidenced hereby, the Participant: (i) authorizes the Company, the Participant’s employer, if different, and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and Data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (ii) waives any data privacy rights the Participant may have with respect to such information; and (iii) authorizes the Company and its agents to store and transmit such information in electronic form.

(h) Consent to Electronic Delivery. By entering into this Agreement and accepting the PSUs evidenced hereby, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the PSUs via Company website, email or other electronic delivery.

(i) Headings and Captions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(k) Acceptance of PSUs and Agreement. By signing below, the Participant has indicated his or her consent and acknowledgement of the terms of this Agreement. The Participant acknowledges receipt of the Plan, represents to the Company that he or she has read and understood this Agreement and the Plan, and, as an express condition to the grant of the PSUs under this Agreement, agrees to be bound by the terms of this Agreement and the Plan. The Participant and the Company each agrees and acknowledges that the use of electronic media (including, without limitation, a clickthrough button or checkbox on a website of the Company or a third-party administrator) to indicate the Participant’s confirmation, consent, signature, agreement and delivery of this Agreement and the PSUs is legally valid and has the same legal force and effect as if the Participant and the Company signed and executed this Agreement in paper form. The same use of electronic media may be used for any amendment or waiver of this Agreement.

PARTICIPANT	MICROVAST HOLDINGS, INC.

Signature:	By:

Printed Name: [●]	Printed Name: [●]
Title: [●]

Appendix A

Performance Criteria

Comparator Group: Constituents of the [●] (the “Index”) (specifically, the ADRs in the event of foreign-domiciled companies that trade on US exchanges), as comprised on the Grant Date. The following will apply in the event of corporate transactions or other events that affect the Comparator Group:

●	Acquired companies are removed from the Comparator Group for the entire performance period

●	No change if comparator company is the surviving entity

●	Comparator companies taken private are removed from the Comparator Group for the entire Performance Period

●	Comparator companies that file for bankruptcy or are delisted due to business failure are assigned a negative 100% TSR for the Performance Period

●	Companies added to the Index as a result of reconstitutions subsequent to the Grant Date will not be included in the Comparator Group

TSR Calculation. TSR will be calculated for the Company and each of the comparator companies using the following formula:

(Ending Share Price – Beginning Share Price) + Dividends Reinvested

Beginning Share Price

Where:

●	The “Beginning Share Price” is equal to the 10-trading day volume weighted average stock price (“VWAP”) starting on the Grant Date;

●	The “Ending Share Price” is equal to the 10-trading day VWAP leading up to and including the last day of the Performance Period;

●	“Dividends Reinvested” shall mean dividends with respect to an ex-dividend date that occurs beginning from the date when the Beginning Share Price is measured through the end of the Performance Period. Dividends shall be deemed to have been reinvested in the underlying common shares as of the ex-dividend date.

Percentile Rank. The Comparator Group, including the Company, is ranked based on each company’s TSR during the Performance Period such that the company with the highest TSR is ranked number one. Each Percentile Rank is calculated using the following formula, where N is equal to the total number of companies in the Comparator Group (including the Company) on the last day of the Performance Period:

The PSUs will be earned based on the Company’s Percentile Rank that corresponds to the percentage of the Target Award Opportunity in the table below.

TSR Performance (Percentile Rank)	Percentage of Target Award Opportunity Earned

[●]th Percentile or Higher	[●]%
[●]th Percentile	[●]%
[●]th Percentile	[●]%
Below [●]th Percentile	[●]%

Rankings in between performance levels will be determined using linear interpolation.